UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 13, 2008
LINDSAY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13419	47-0554096

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2707 North 108th Street
Suite 102
Omaha, Nebraska	68164

(Address of principal executive offices)	(Zip Code)
(402) 428-2131
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
Richard W. Parod, the President and Chief Executive Officer of Lindsay Corporation (the “Company”), has informed the Company that he has adopted a prearranged stock trading plan (the “Plan”) which is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934. Under the Plan, which became effective on May 13, 2008, Mr. Parod may sell up to 120,000 shares of the Company’s common stock in conjunction with the exercise of options granted on his employment date which expire on March 8, 2010. The transactions under this Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. The Plan is scheduled to terminate on October 15, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2008	LINDSAY CORPORATION
	By:	/s/ Timothy J. Paymal
Timothy J. Paymal, Vice President and
Chief Accounting Officer